     As filed with the Securities and Exchange Commission on April 29, 1999

                                                      Registration No. 333-30189

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM S-3/A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                           QUALITY SEMICONDUCTOR, INC.
             (Exact Name of Registrant as specified in its charter)

      California                                         77-0199189
(State of incorporation)                    (I.R.S. Employer Identification No.)

                                851 MARTIN AVENUE
                          SANTA CLARA, CALIFORNIA 95050
                                 (408) 450-8000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              STEPHEN H. VONDERACH
               VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
                           QUALITY SEMICONDUCTOR, INC.
                                851 MARTIN AVENUE
                          SANTA CLARA, CALIFORNIA 95050
                                 (408) 450-8000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                                  TAE HEA NAHM
                                VENTURE LAW GROUP
                           A PROFESSIONAL CORPORATION
                               2800 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 854-4488

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS, AS APPROPRIATE, THIS REGISTRATION STATEMENT TO WITHDRAW FROM REGISTRATION 1,188,000 SHARES PREVIOUSLY REGISTERED PURSUANT TO THIS REGISTRATION STATEMENT AND TO DEREGISTER THE 1,188,000 SHARES PREVIOUSLY REGISTERED PURSUANT TO THIS REGISTRATION STATEMENT.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, QSI Semiconductor, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3/A and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on April 29, 1999.


                             QUALITY SEMICONDUCTOR, INC.

                             By:  /s/ R. PAUL GUPTA
                                  -------------------------------------
                                  R. Paul Gupta
                                  President and Chief Financial Officer

                                POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           Signature                                 Title                         Date
           ---------                                 -----                         ----
        *                              Chairman of the Board of Directors      April 29, 1999
-----------------------------
     Chun Chiu

     /s/ R. Paul Gupta                 President, and Chief Executive          April 29, 1999
-----------------------------          Officer and Principal Executive
    R. Paul Gupta                      Officer

     /s/ Stephen H. Vonderach          Vice President, Finance and Chief       April 29, 1999
-----------------------------          Financial Officer (Principal
     Stephen H. Vonderach              Financial Officer and Principal
                                       Accounting Officer)

        *                              Director                                April 29, 1999
-----------------------------
     Masaharu Shinya

        *                              Director                                April 29, 1999
-----------------------------
     Andrew Kang

        *                              Director                                April 29, 1999
-----------------------------
     Robert Puette

        *                              Director                                April 29, 1999
-----------------------------
     David Tsang


*By:     /s/ R. Paul Gupta
    -------------------------
         R. Paul Gupta
         (Attorney-In-Fact)